Miller/Howard Income‑Equity Fund
Class	Ticker Symbol
Class I	MHIEX
Adviser Share Class	MHIDX

Miller/Howard Drill Bit to Burner Tip® Fund
Class	Ticker Symbol
Class I	DBBEX
Adviser Share Class	DBBDX
Miller/Howard Infrastructure Fund
Class	Ticker Symbol
Class I	INMEX
Adviser Share Class	[Not Available for Purchase]

(Each a “Fund,” together the “Funds”)

Supplement dated October 25, 2018 to the Prospectus
dated February 28, 2018, as amended

At a special meeting of shareholders of the Funds held on October 16, 2018, shareholders of each Fund approved a new investment advisory agreement between Miller/Howard Funds Trust (“MHFT”), on behalf of each Fund, and MHI Funds, LLC. The new investment advisory agreement will take effect upon the anticipated ESOP Conversion of Miller/Howard Investments, Inc., the parent company of MHI Funds, LLC, as described in the Funds’ proxy statement dated August 23, 2018, and in the prospectus supplement dated July 19, 2018.  It is expected that the ESOP Conversion will take place before the end of 2018.

This supplement should be retained with your Prospectus for future reference.